UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  June 24, 2019

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On June 27, 2019, General Moly, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the results of its annual meeting of stockholders, which was held on June 24, 2019.  The reported results were derived from a report received from the Company’s proxy advisory firm.  Following the filing, the Company realized that the proxy advisory firm’s report treated Proposal #4, regarding the approval of an amendment to the Company’s certificate of incorporation providing the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock, as a routine proposal on which brokers would be permitted to use their discretionary authority to vote shares held as record owners, notwithstanding that no voting instructions on that proposal had been received from the underlying beneficial owners.  As such, the Company’s proxy advisory firm did not report any broker non-votes on Proposal #4.  By contrast, the Company’s definitive proxy statement for the annual meeting stated that Proposal #4 was a non-routine proposal on which brokers would not be permitted to vote in the absence of specific voting instructions.

As such, the Company has determined that the voting results reported by its proxy advisory firm were inconsistent with the applicable voting standard.  Therefore, because Proposal #4 required the affirmative vote of a majority of the outstanding shares in order to be approved, Proposal #4 was not approved at the annual meeting.  The corrected number of votes cast for and against as well as the number of abstentions and broker non-votes as to Proposal #4 are set forth below.

Proposal #4  Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock

For	Against	Abstain	Broker Non-Votes
52,773,331	7,749,493	1,817,336	42,809,950

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 3, 2019	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer